Case Study

“Customer perceptions are the gold standard you want to operate by. Touchpoint Mapping® aligned our management team’s perceptions and priorities by clearly showing what our customers think and need.”


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TouchpointMetrics

Scaling Personalized Service

Quantitative insights helped this regional bank design and deliver a scalable, modernized customer experience—without losing the personal touch and local identity it’s known for.

Challenge: Growth and changing expectations left this bank struggling to scale its customer experience.

With over $1 billion in assets and 17 locations in the South, how does a growing regional bank adapt its old-school, high-touch approach without losing what has always been its greatest strength and brand differentiator?

That was the challenge facing this client as its once-steady position in the local bank hierarchy was changing.

To solve it, management needed to get a deeper, objective understanding of their customers wants and needs. But they struggled to find a proven solution that would provide actionable, statistically valid data from customers, employees, and prospects.

Approach: Collecting actionable feedback with a focus on current customer experience expectations.

Touchpoint Mapping was exactly the customizable, easy-to-use solution this bank needed.

More powerful and flexible than other solutions considered, it allowed management to gather accurate customer experience insights, providing a snapshot of performance and perception across their entire client base. It also allowed the bank to set a baseline for measuring future customer experience improvements.

Together, we tailored survey instruments to match real-life touchpoints and brand attributes unique to this bank.

This resulted in a custom Touchpoint Mapping Dashboard that delivered:

- Key insights into topline customer experience metrics;
- Detailed touchpoint and brand analysis across the customer lifecycle;
- Understanding of where the bank stands against competitors;
- Individual branch performance data;
- Perceptual alignment between employees and customers; and
- Customer data by business segment.

Touchpoint Mapping also allowed data to be quickly and easily analyzed across multiple dimensions, such as line of business, customer segment, and branch location. This depth of insight helped the bank scrutinize its long-held assumptions.

Touchpoint Mapping® charted a clear path to scalable customer experience, starting with improved digital touchpoints that boost personal service without increasing personal presence.

Findings: For many transactions, high touch has become less effective, as polite, small-town clients get busier and more tech-savvy.

The results of Touchpoint Mapping were clear and dramatic. The bank now understands its customers value speed and self-sufficiency as much as friendliness. And this new knowledge spurred the bank's team to action.

Instead of being content with positive customer perceptions overall (8.9/10), the bank's team dug into their Touchpoint Mapping dashboard and saw the path to sustainable growth.

- **Mobile Experience:** Investment was needed in several areas, but the bank's mobile experience was a major priority. Not only did competitors hold a big advantage, but mobile banking would shift activity away from high-touch, high-cost branch transactions.
- **Design & Usability Issues:** Though the bank's online services were missing some functionality, most issues were perceptual. Subpar design and usability simply made routine tasks harder.
- **More Oversight Needed:** The small-bank approach of empowering employees was a benefit in many cases, but it led to inconsistent lending practices.
- **Awareness of Services:** Since national banks are viewed as more "full service," many customers used them for services like wealth management, which this bank also provided.
- **Wallet Allocation:** The sheer number of financial institutions used by their customers caught the bank off guard. But it also motivated them.
- **Geographic Differences:** The data clearly showed different customer expectations in different neighborhoods. Seeing those differences represented in the dashboard turned intuition into something actionable.
- **Business Consulting:** Though the bank long led with its lending products to attract new business customers, surveys indicated that business consulting was a much-needed service.
- **Transactional Efficiency:** The bank's processes weren't a fit for busy lives. Even small-town customers expect their bank to operate efficiently, with streamlined transactions.
- **Right Time for Face Time:** For big financial decisions, like mortgages, the bank's face-to-face experience made sense. But in other transactions, customers no longer valued face time.

Summary Dashboard

Competitors (red) significantly outperformed the bank (green) in mobile and online banking, making a clear case for increased investment.



TouchpointMetrics
Summary Dashboard
65% Overall Experience
Competitors 70%
57% Recent Experience
Competitors 63%
-0.1 Touchpoint Gap
Competitors 0.4
-0.4 Brand Gap
Competitors -0.2



Touchpoint Performance Gap by Category
2.0
0.0
-2.0
Advertising
Application
ATM
Email
In-Person Interactions
Mail
Mobile
Online Banking
Phone Interactions
Web Apps
Web Interactions
Website
WoM

With a deep understanding of customers, based on quantitative data, the road ahead is much clearer. Changes to experience are easy to monitor and seeing significant ROI has reinforced the bank's confidence in the results.

Action Items: Drive more transactions to digital channels, focusing high-touch efforts on "moments of truth."

This client saw the customer input on their Touchpoint Mapping® Dashboard as the beginning rather than the end. With data to drive decisions and a tool to monitor results, they quickly started in on a series of improvements, including:

- A significant mobile banking upgrade;
- Ongoing web experience upgrades that more effectively present its features;
- Redefining processes at all levels to streamline services in some areas, increase flexibility in others, and standardize practices as necessary;
- Hiring a business consultant to increase value to prospective and existing business clients;
- Tailoring experience to local needs, closing performance gaps in key areas;
- Better promotion of underutilized, highly valued services (e.g., wealth management);
- Speeding up branch and drive-through services to fit the lives of busy clientele;
- Aligning personnel to ensure the right people are in the right places to deliver the expected and desired customer experience;
- Understanding the value of customer and market segmentation and exploring new tools to put a customer value model in place;
- Continuously measuring improvements against baseline data and validating changes by testing in multiple locations.



Dashboard
portal.touchpointmetrics.com/pages/dashboard
TouchpointMetrics
Dashboard
Logout
Lifecycle Dashboard
-0.6
Pre-Purchase Gap
Goal 0.0
Employees 0.3
-2.9
Purchase Gap
Goal 0.0
Employees 0.0
-0.4
Post-Purchase Gap
Goal 0.0
Employees 0.8

Dashboard Filters

Using filters to drill down into customer lifecycle data allowed the bank to identify critical experience issues (like the negative gaps shown) for specific regions and branches.

Results: Touchpoint Mapping delivered actionable insights across a range of customers and touchpoints, helping the bank rethink and streamline processes.

By identifying experience and touchpoint gaps in a quantitative way, this bank now has a roadmap for scaling and delivering customer experience in a rapidly changing industry.

Direct improvements from the engagement are significant. For example, they've already shaved one-third of the time from some of their more demanding transactions, driving immediate ROI on their entire investment.

Mobile and web changes are setting the stage for scalable experience. Moving high-cost, high-touch transactions to digital channels reduces delivery costs and better fits customer expectations.

The bank has also customized product offerings within different markets, boosting loyalty, advocacy, and revenue.

Across the board, management is seeing a direct correlation between customer experience, marketing spend, and profit.

As the bank's head of strategy said:

> *You don't want to base a business solely on anecdotes. This study is a multi-dimensional matrix that let us look at how we stand with regard to specific products, geographic locations, and customer groups. It quantifies knowledge and understanding so we're not just standing in a room full of mirrors.*
>
> *We expect that over the next year, the things we're doing will increase profits and customer satisfaction at the same time.*